UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       April 10, 1997
                                                 ---------------------------


                                BELL SPORTS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-19873                36-3671789
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission          (I.R.S. employer
incorporation or organization)          file number)         identification no.)

         15170 N. Hayden Rd. Suite 1, Scottsdale, Arizona         85260
--------------------------------------------------------------------------------
              (Address of principal executive offices)         (Zip Code)

                                 (602) 951-0033
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         Former name, former address and former fiscal year, if changed since last report.

ITEM 5.  Other Events

On April 1, 1997 BSC issued a Press Release which is attached hereto Exhibit 20 and incorporated herein by reference.





ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

         NUMBER               DESCRIPTION                           PAGE
         ------               -----------                           ----

         20         Press Release dated April 1, 1997                4

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    April 10, 1997
     -----------------------

                                      BELL SPORTS CORP.




/s/  Linda K. Bounds                  Senior Vice President, Chief Financial
-----------------------------         Officer, Secretary and Treasurer
     Linda K. Bounds                  --------------------------------------
                                      (Principal financial officer)




/s/  John A. Williams                 Vice President and Corporate Controller
------------------------------        ---------------------------------------
     John A. Williams                 (Principal accounting officer)